UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 17, 2010

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Merit Medical Systems, Inc. (“Merit Medical”) intends for its management to use the slide presentation attached to this Current Report in connection with meetings and communications with investors, analysts, and other members of the financial and investment community.  Please refer to Current Report filed by Merit Medical on May 13, 2010 for important information relating to the proposed acquisition, including information concerning forward-looking statements and factors that may affect future results.

The information set forth in the slide presentation is summary information that is intended to be considered in the context of Merit Medical filings with the Securities and Exchange Commission and other public announcements that Merit Medical may make, from time to time, by press release or otherwise.  Merit Medical undertakes no duty or obligation to publicly update the information contained in this report, although it may do so from time to time as it determines or believes is necessary.  Any updates may be made through the filing of other reports with the Securities and Exchange Commission, through press releases, or by other public disclosures.

The information contained in this Current Report and in the attached Exhibit 99.1 contains forward-looking statements made within the meaning of and pursuant to the safe harbor of the Private Securities Litigation Reform Act of 1995, regarding, among other things, the proposed business combination between Merit Medical and BioSphere, Merit Medical’s and BioSphere’s financial position, results of operations, product development and business strategy, as well as estimates of Merit Medical’s future financial position, operating and financial performance, earnings per share, cost savings and projected synergies.  Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “will,” “may,” “intend” or similar expressions are forward-looking statements.  Because these statements reflect Merit Medical’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties.  Readers should note that many factors could affect the proposed combination of the companies, as well as future financial results, and could cause actual results to vary materially from those expressed in forward-looking statements set forth in this release.  These factors include, but are not limited to, the risk that the proposed transaction will not close; the risk that, if the proposed transaction does close, the operations of the two companies will not be integrated successfully; Merit Medical’s ability to successfully develop, commercialize and market new products acquired through the proposed transaction (or products developed through the use of intellectual property acquired through the transaction); Merit Medical’s ability to obtain regulatory approvals necessary to complete the proposed BioSphere transaction and pursue its intended business strategy; healthcare policy changes which may have a material adverse effect on Merit Medical’s business plan, operations or financial results; infringement of Merit Medical’s technology or the assertion that Merit Medical’s technology infringes the rights of other parties; national economic and industry changes and their effect on Merit Medical’s revenues, collections and supplier relations; termination or interruptions of supplier relationships, or the failure of suppliers to perform; product recalls and product liability claims involving existing or future products; inability to successfully manage growth, whether through acquisitions or otherwise; delays in obtaining regulatory approvals, or the failure to maintain such approvals; failure to comply with governing regulations and laws; concentration of Merit Medical’s revenues among a few products and procedures; development of new products and technology that could render Merit Medical’s products obsolete; market acceptance of new products; introduction of products in a timely fashion; price and product competition; availability of labor and materials; costs increases; fluctuations in and obsolescence of inventory; volatility of the market price of Merit Medical’s common stock; foreign currency fluctuations; changes in key personnel; work stoppage or transportation risks; modification or limitation of governmental or private insurance reimbursements; changes in health care markets related to health care reform initiatives; limits on reimbursement imposed by governmental programs; impact of force majeure events on Merit Medical’s business, including severe weather conditions; failure to comply with applicable environmental laws; and other factors referred to in Merit Medical’s periodic reports filed with the Securities and Exchange Commission, including Merit Medical’s Annual Report on Form 10-K for the year ended December 31, 2009.  All subsequent forward-looking statements attributable to Merit Medical or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.  Actual results will differ, and may differ materially, from anticipated results.  Financial estimates and projections are subject to change and are not intended to be relied upon as predictions of future operating or financial results or financial position, and Merit Medical assumes no obligation to update or disclose revisions to those estimates and projections.

The information contained in this Current Report and in the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not deemed incorporated by reference by any general statements incorporating by reference this Current Report or future filings into any filings under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that Merit Medical specifically incorporates the information by reference.  By filing this Current Report and furnishing this information, Merit Medical makes no admission or statement as to the materiality of any information in this Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

99.1                           Slide presentation of Merit Medical Systems, Inc., dated May 2010, entitled “Acquisition of BioSphere Medical”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: May 17, 2010	By:	/s/ Kent W. Stanger
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Slide presentation of Merit Medical Systems, Inc., dated May 2010, entitled “Acquisition of BioSphere Medical”